Exhibit 10.7.2

Certain identified information has been excluded from the exhibit pursuant to Item 601(b)(10)(iv) because it is both not material and is the type of information that the registrant treats as private or confidential. Redacted information is indicated by: [***]

This second Amendment to the UNIVERSITY HEALTH NETWORK LICENSE AGREEMENT is made as of the 11th day of July, 2007 (the “Effective Date”) between the following Parties:

UNIVERSITY HEALTH NETWORK an Ontario corporation incorporated by special statute under the Toronto Hospital Act, 1997, having a principal office at 190 Elizabeth Street, R. Fraser Elliott Building — Room 1S-417, Toronto, Ontario M5G 2C4

(hereinafter referred to as “UHN”)

-AND-

AMORFIX LIFE SCIENCES INC. a Canada corporation with offices located at 3080 Yonge St., Suite 6020, Toronto, Ontario, M4N 3M1, Canada

(hereinafter referred to as the “Licensee”)

WHEREAS:

(A)             The Parties entered into a License Agreement dated as of April 4, 2006, (the “License Agreement”), which was amended on July 13, 2006, pursuant to which the Licensee obtained an exclusive license to the UHN's ownership rights in the Technology as defined in the License Agreement;

(B)              Subsequent thereto, the parties have recognized that UHN possessed further ownership rights in the Technology that should have been identified in the original License Agreement;

(C)              Certain Improvements have been identified as originating with UHN and which the parties agree should now be included in the License Agreement; and

(D)             The parties wish to amend the License Agreement in recognition of these events and to incorporate these features.

(E)              Amorfix agrees upon validation of the URN Epitopes, similar to DSE1, to make Milestone Payments in Accordance with Schedule C;

NOW THEREFORE THIS AMENDMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained (the receipt and adequacy of such consideration being mutually acknowledged by each Party), the Parties covenant and agree as follows:

1.	Replace Schedule A with Amended Schedule A attached hereto, thereby to add reference to the PCT patent application filed March 5, 2006, for “Methods and Compositions to Treat and Detect Misfolded SOD1 Mediated Disorders”, to the US counterpart thereof, and to priority applications referenced therein, and to update the schedule with respect to the originally identified US provisional application.

2.	Replace Schedule C with Amended Schedule C attached hereto, thereby to set out the consideration for Improvements identified in new Schedule D;

3.	Add Schedule D to identify, as Improvements, the disease specific epitopes designated DSE4 and DSE7.

4.	In Article 2.4, insert -- on Schedule D and -- after “...these Improvements will be included”.

New Article 2.4 now reads:

Improvements by UHN. UHN will notify the Licensee, in writing, of all ALS-related Improvements related to the Technology or arising from the Funded Research within fourteen (14) days from the date of a UHN Invention Disclosure (“Notice of Disclosure”). Licensee will have sixty (60) days after receiving the written Notice of Disclosure to notify UHN its intent, in writing, to license said improvement (“Notice of Intent”). If UHN does not receive a Notice of Intent within sixty (60) days, UHN will be free to dispose of the Improvement by UHN as it sees fit. After a Notice of Intent has been received, an Amendment shall be made such that these Improvements will be included on Schedule D and under the definition of Technology and terms hereunder. In the event that the technologies that are not ALS-related arose from Funded Research, Licensee shall have the first right of refusal to negotiate a new license within sixty (60) days from a written notice of UHN Invention Disclosure. Any such license shall be on terms and conditions that are consistent with other such licenses within the industry and satisfactory to UHN.

This Amendment may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart agreement or facsimile so executed shall be deemed to be an original and such counterparts and facsimile copies together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the date first above written.

UNIVERSITY HEALTH NETWORK (UHN)

Per:	/s/ Christopher Paige
Name:	Dr. Christopher Paige
Title:	Vice President Research

AMORFIX LIFE SCIENCES

Per:	/s/ George Adams
Name:	Dr. George Adams
Title:	President and CEO

“AMENDED SCHEDULE A”

[Intentionally Omitted]

AMENDED SCHEDULE C

Milestone Payments

Diagnostic		Payment
Upfront fee upon signing of UHN-IP rights under the Technology and inclusion of any Improvement developed by UHN under Funded Research for diagnostic use, where Improvement includes the:		$[***]
a.	Disease Specific Epitope (DSE/SED) DSE 1*;
b.	DSE 4 or DSE 7, upon confirmation that antibody thereto binds selectively to misfolded SOD 1
*	“DSE1” is synonymous with SEDI
	. Detection of any DSE in CSF samples in humans where the DSE is DSE 1, DSE 4, DSE 7	$[***]
a.	Detection of any DSE epitope in blood samples where the DSE is DSE 1, DSE 4, DSE 7	$[***]
b.	First Product approval in Canada, USA, Europe or Japan where the Product incorporates any of DSE1, DSE 4, DSE 7 antibody / antibodies	$[***]
Therapeutic
Upfront fee upon inclusion of any UHN-IP rights under the Technology or Improvement developed by UHN under Funded Research for therapeutic use		$[***]
a.	Completion of Phase I studies where the DSE is DSE 1, DSE 4 or DSE 7 antibody / antibodies	$[***]
b.	Completion of Phase II studies where the DSE is DSE 1, DSE 4 or DSE 7 antibody / antibodies	$[***]
c.	Completion of Phase III studies where the DSE is DSE 1, DSE 4 or DSE 7 antibody / antibodies	$[***]
d.	First Product approval in Canada, USA, Europe or Japan where the Product incorporates DSE1, DSE4 or DSE7 antibody / antibodies	$[***]

Buyout Payments under section 2.2

Diagnostic		Payment
Upon signing of this Agreement		$[***]
a.	Detection of Disease Specific Epitope DSE 1, DSE 4 or DSE 7 in CSF human samples	$[***]
b.	Detection of Disease Specific Epitope DSE 1, DSE 4 or DSE 7 in blood samples	$[***]
Therapeutic
Upon signing of this Agreement		$[***]
a.	Completion of Phase I studies	$[***]
b.	Completion of Phase II studies	$[***]

Royalty

Application of Technology or Improvements from Funded Research	Percent Royalty rate from Net Sales received by the Licensee or sublicensees in each Quarter Yearly Period for all Products and Services sold. Each payment shall be made within thirty (30) days of the end of each Quarter Yearly Period; and,
DSE 1, DSE 4 or DSE 7 Diagnostic	[***]%
DSE 1 , DSE 4 or DSE 7 Therapeutic	[***]%

SCHEDULE D – Improvements

[Intentionally Omitted]